                          Van Kampen American Capital


                               GLOBAL GOVERNMENT
                                SECURITIES FUND



                                 Annual Report
                                  May 31, 1998

                            [ARTWORK APPEARS HERE]



          ____ A Wealth of Knowledge . A Knowledge of Wealth(SM) ____

                          VAN KAMPEN AMERICAN CAPITAL


                  Table of Contents
Letter to Shareholders............................  1
Performance Results...............................  4
Performance in Perspective........................  5
Glossary of Terms.................................  6
Portfolio Management Review.......................  7
Portfolio of Investments.......................... 10
Statement of Assets and Liabilities............... 11
Statement of Operations........................... 12
Statement of Changes in Net Assets................ 13
Financial Highlights.............................. 14
Notes to Financial Statements..................... 17
Report of Independent Accountants................. 27

GGS ANR 7/98

                            Letter to Shareholders


June 19, 1998

                                                           [PHOTO]
                                         [Dennis J. McDonnell and Don G. Powell]

Dear Shareholder,

     The recent announcement that the federal government will generate a budget surplus this year for the first time since 1969 gives us pause to reflect on how far the nation's finances have come during the past 15 years. Many Americans can remember the 1970s, when a painful outbreak of inflation undermined investment returns and lowered living standards. Just a few years ago, the federal budget was still nearly $300 billion in the red and the U.S. dollar was weak.

     Today, economic growth is robust, inflation is virtually nonexistent, the job market is healthy, and the dollar is rising around the world. Against this backdrop, stock and bond prices have appreciated considerably since the nation's inflationary fever began to subside more than a decade ago. From a long-term perspective, however, history tells us that the good times will not last forever.

     At Van Kampen American Capital, we are pleased to provide investors with products and tools for all economic climates. As always, we remain vigilant in identifying changes in the investment environment that might affect our fund shareholders. In the meantime, we encourage you to talk to your adviser about how diversification can help your portfolio's long-term performance.

Economic Overview

     It was the best of times and the worst of times for the global economy. The United States and Europe enjoyed strong growth with virtually no inflation. In Asia, however, many economies experienced their first brush with recession in more than a decade while Japan remained mired in a deep and prolonged slump.

     The American economy cruised into the eighth year of a vigorous expansion with no end in sight. Economic growth accelerated during the later stages of the reporting period, with the nation's total output of goods and services growing at a 4.2 percent annualized rate in the first quarter of 1998. Meanwhile, unemployment fell to a 28-year low of 4.3 percent in April. Despite robust growth and low unemployment, inflation remained benign. During the 12 months through May, consumer prices rose by only 1.7 percent. A rising dollar, tepid demand for U.S. goods in Asia, and falling commodity prices offset the inflationary impact of the tight labor market.

     Europe also experienced solid growth with low inflation. However, unemployment in the region remains near double digit rates, a legacy of Europe's traditionally high cost of doing business. In May, the European Monetary Union
(EMU) named its inaugural 11 nations. The near certainty of a common currency (the euro) led to a wave of mergers and acquisitions, particularly in the pharmaceutical and financial industries.

                                       1                   Continued on page two

     As the reporting period ended, several Asian economies were struggling in the aftermath of last year's currency crisis. South Korea, Hong Kong, and Malaysia each showed negative economic growth during the first quarter. With inflation reaching nearly 50 percent, social and political unrest broke out in Indonesia, leading to the resignation of President Suharto. Rising unemployment in South Korea resulted in nationwide strikes. Complicating the region's problems was the inability of Japan to pull out of a nearly decade-long economic slump. Without help from Japanese consumers, already-struggling Asian economies lose an important export market.

Market Review

     Favorable inflation reports inspired gains in most global bond markets during the reporting period. In the 12 months through May, the J. P. Morgan Government Bond Index increased 11.4 percent, led by double-digit gains in Sweden and the United Kingdom. However, the strong U.S. dollar offset the gains for dollar-based investors. For the same period, the Index increased 6.8 percent in dollar terms.

     In Europe, interest rates in secondary nations such as Italy, Spain, and Portugal converged toward those in Germany and France in anticipation of monetary union, scheduled to begin next January. Although economic growth is solid throughout the region, high unemployment rates and weak commodity prices created a favorable environment for European bonds.

     Bond prices also rallied in the United States, aided by continued low inflation. Long-term Treasury bonds gained 15.94 percent as interest rates declined by roughly 100 basis points during the 12 months through May. Faced with no sign of rising inflation and fearful of upsetting the fragile economic balance in Asia, Federal Reserve policy makers kept short-term interest rates steady at 5.5 percent during the reporting period.

Outlook

     Several factors are helping to sustain a generally favorable environment for global bonds. Extreme economic weakness in Asia is exerting downward pressure on energy, commodity, and goods prices. Significant gains in productivity are allowing companies to grow earnings without the need for significant price increases. Also, the strong dollar is containing U.S. inflation despite a tight labor market and above-trend economic growth.

     While we believe these positive factors will remain in place for the immediate future, we are monitoring the U.S. economy for signs of price pressure. With jobs in abundance and consumer confidence at record levels, conditions are ripe for an acceleration of inflation. Currently, the Federal Reserve has the luxury of remaining on the sidelines, as the strong dollar and the drag from Asia accomplish an unofficial monetary tightening. Should inflation begin to accelerate, however, we expect that the Fed will raise interest rates despite the potential impact on Asia. We are positioned to underweight U.S. bonds at the first sign of higher inflation.

                                       2                 Continued on page three

     In Japan, we believe that exceptionally low bond yields do not provide adequate reward for investors. The weak yen adds to the risks for dollar-based investors. Accordingly, we expect to be underweighted in Japanese bonds going forward. Our position on Europe is neutral. Real interest rates are attractive, and the region's high unemployment rate provides a cushion against future inflation.

     Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse selection of quality investments.

Sincerely,

/s/ Don G. Powell                  /s/ Dennis J. McDonnell

Don G. Powell                      Dennis J. McDonnell
Chairman                           President
Van Kampen American Capital        Van Kampen American Capital
Asset Management, Inc.             Asset Management, Inc.

             Performance Results for the Period Ended May 31, 1998

         Van Kampen American Capital Global Government Securities Fund

                                              A Shares   B Shares   C Shares
Total Returns
One-year total return based on NAV/1/........    5.98%      4.98%      5.02%
One-year total return/2/.....................    0.93%      1.01%      4.03%
Five-year average annual total return/2/.....    3.14%      3.11%      3.36%
Life-of-Fund average annual total return/2/..    3.77%      3.80%      3.50%
Commencement Date............................ 11/15/91   11/15/91   04/12/93

Distribution Rate and Yield
Distribution rate/3/.........................    5.67%      5.13%      5.18%
SEC Yield/4/.................................    4.37%      3.78%      3.77%

N/A-Not Applicable.

/1/ Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

/2/ Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

/3/ Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

/4/ SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending May 31, 1998.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                Putting Your Fund's Performance in Perspective

     As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

     . Illustrate the general market environment in which your investments are being managed

     . Reflect the impact of favorable market trends or difficult market conditions

     . Help you evaluate the extent to which your fund's management team has responded to the opportunities and challenges presented to them over the period measured

     For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the J.P. Morgan Global Traded Government Index over time. As a broad-based statistical composite, this index does not reflect any commissions that would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

     Growth of a Hypothetical $10,000 Investment

     Van Kampen American Capital Global Government Securities Fund vs. J.P. Morgan Global Traded Government Index (November 30, 1991 through May 31, 1998)

          Fund's Total Return
          1 Year Avg. Annual = 0.93%
          5 Year Avg. Annual = 3.14%
          Inception Avg. Annual = 3.77%

                             [CHART APPEARS HERE]

                                                November    May      May      May      May      May      May      May
                                                  1991      1992     1993     1994     1995     1996     1997     1998
                                                --------   ------   ------   ------   ------   ------   ------   ------
VKAC Global Government Securities Fund            9,524     9,611   10,426   10,622   11,420   11,741   12,053   12,773

J.P. Morgan Global Traded Government Index       10,000    10,551   11,809   12,143   14,343   14,600   15,214   16,245

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               Glossary of Terms

Blue-chip stocks:

     Stocks of large, well-known companies that have a long record of growth and a reputation for quality management. Examples of blue-chip stocks include General Motors, International Business Machines (IBM), Coca-Cola, and General Electric.

Bottom-up investing:

     A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

Currency hedging:

     A technique used to offset the risks associated with the changing value of currency.

Dow Jones Industrial Average:

     The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

Emerging markets:

     The financial markets of developing economies. Many Latin American and Asian countries are considered emerging markets.

European Monetary Union (EMU):

     A group of European countries creating one currency for the entire region.

Growth investing:

     An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices than value stocks, due to their higher expected earnings growth.

Market capitalization:

     The size of a company, as measured by the value of its issued and outstanding shares of stock. Morningstar, Inc., an independent mutual fund rating service, defines "small-cap" as less than $1 billion, "mid-cap" as between $1 billion and $5 billion, and "large-cap" as more than $5 billion.

Morgan Stanley Capital International (MSCI) EAFE Index:

     An international index composed of equity securities from Europe, Australasia, and the Far East.

Net asset value (NAV):

     The value of a mutual fund share, computed by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. It does not include any initial or contingent deferred sales charge.

Top-down investing:

     A management style where general asset allocation decisions are made regarding various market sectors, industries, or countries. Individual securities are then selected from within the favored sectors.

Valuation:

     The estimated or determined relative worth of a stock, usually based on its current price relative to its earnings.

Value investing:

     A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace, due to short-term concerns. As a result, they trade at prices below what value investors believe they are actually worth.

                          Portfolio Management Review

         Van Kampen American Capital Global Government Securities Fund

The following is an interview with the management team of the Van Kampen American Capital Global Government Securities Fund. The Fund is managed by portfolio managers Michael B. Kushma, Robert M. Smith, J. David Germany, and Paul F. O'Brien, Morgan Stanley Asset Management Inc., subadviser to the Fund.

Q How would you characterize the market conditions in which the Fund operated during the 12-month period ended May 31, 1998?

A During the reporting period, there were several prevailing trends in the global marketplace:

     . Bond prices rallied as good news on inflation allowed long-term interest rates to decline. The strong U.S. currency, however, offset some of the gains for dollar-based investors. Following is a listing of total returns from major global bond markets in local currency and U.S. dollar terms during the 12-month reporting period.

                                Local Currency    U.S. Dollars
                                --------------    ------------
          Australia............     15.25%           -5.17%
          Belgium..............      9.05%            4.50%
          Canada...............     11.59%            5.79%
          Denmark..............     10.52%            5.62%
          France...............      9.68%            5.63%
          Germany..............      7.98%            3.30%
          Italy................     15.77%           11.49%
          Japan................      9.19%           -8.17%
          Netherlands..........      8.68%            3.79%
          Spain................     11.41%            6.23%
          Sweden...............     13.47%           11.98%
          United Kingdom.......     16.24%           15.87%
          United States........     11.32%           11.32%

     . European bonds benefited from low inflation and a further decline in interest rates in peripheral nations such as Italy and Spain. Despite solid economic growth, inflation in Europe has been held in check by weak commodity prices and high unemployment. In May, the European Monetary Union (EMU), which is scheduled to go into effect next January, officially named its 11 participant nations. And, by the end of May, the market and futures contracts had fully discounted the reality of the new common currency (the euro).

     . In Japan, long-term interest rates fell below 1.5 percent as the nation struggled to escape nearly ten years of economic stagnation. The severe recession gripping many of its Asian trading partners compounded weakness in the Japanese economy. In this environment of exceptionally sluggish demand for consumer goods, Japanese bond prices rallied sharply. However, the stark contrast between economic conditions in the United States and Japan caused the yen to fall to a seven-year low against the dollar, offsetting the gains for dollar-based investors.

     . Bond yields in the United States fell as economic weakness in Asia convinced investors that the favorable inflation news was likely to continue. Since peaking at more than 7 percent in April 1997, the yield on the Treasury's benchmark 30-year bond declined to 5.80 percent by the end of the reporting period. Despite the robust economic growth, inflation in the United States was contained by the strong dollar, a shrinking export market, and falling commodity prices. In addition, greatly reduced borrowing requirements by the Federal government also contributed to the decline in long-term interest rates.

Q What significant investment techniques and strategies were used to pursue the Fund's investment objective?

A Our investment strategy consists of a top-down asset allocation process in which bond and currency exposure are analyzed and managed separately. Our interest-rate management strategy consists of a number of value-oriented criteria, including the level of inflation-adjusted (real) interest rates and the magnitude of the differential between short- and long-term yields. The Fund's country allocations, compared to the J.P. Morgan Global Traded Government Index, were as follows:

     . The Fund was underweight in Japan due to the extraordinarily low level of nominal and real long-term interest rates and the vulnerable position of the yen.

     . We maintained market exposure in Europe, with mild overweights in Sweden and the United Kingdom based on high levels of real interest rates in those economies. As the reality of monetary union was reflected in a fully discounted market, yields converged throughout Europe. The Fund used the convergence to increase its weighting in German bonds.

     . Overall, the Fund had a neutral weighting relative to dollar-block markets. However, we were slightly overweight in Australian bonds as a result of that country's relatively higher real interest rates and steeper yield curve.

Q    How has the Fund performed during the reporting period?

A Through May 31, 1998, the Fund achieved a 12-month total return of 5.98 percent/1/ (Class A shares at net asset value) compared to 6.77 percent for the J. P. Morgan Global Traded Government Index. Please keep in mind that this is a broad-based index comprised of major foreign and U.S. government bonds, weighted by the total market value of each country's securities. It reflects variations in currency value with all results measured in U.S. dollar terms. Also, keep in mind that it does not reflect any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Please refer to the chart on page four for additional Fund performance results.

Q    What is your outlook for the months ahead?

A We continue to view the low inflation-adjusted yields on Japanese bonds negatively. Accordingly, the Fund is positioned to reduce exposure to Japan further if interest rates remain at present levels or move lower. In the United States and Europe, our value signals remain balanced despite a drop in nominal yields. We view both markets as reasonably attractive at current levels, and expect to hold market weightings going forward. Of the three major regions, we believe that the potential for an acceleration of inflation is greatest in the United States. Unemployment is low, and higher labor costs could begin to pose problems in coming months. We are watching the situation carefully, and any increase in inflation would cause us to reduced the Fund's exposure to U.S. bonds. Conversely, if the U.S. market were to sell off without a corresponding rise in inflation, the Fund would use the resulting higher real interest rates and steeper yield curve as an opportunity to extend durations. We expect that monetary union will occur as planned. It is important to note, however, that a common European currency will not eliminate the diversification benefits of global bond investing. Despite the consolidation of 11 currencies into one, the global index still contains several major fixed-income markets, including Canada, Australia, Japan, the United States, and the United Kingdom. Also, it is likely that over time a number of additional countries will earn credit upgrades qualifying their bonds as investment grade.




/s/ Michael B. Kushma                  /s/ Robert M. Smith
Michael B. Kushma                      Robert M. Smith
Portfolio Manager                      Portfolio Manager
Morgan Stanley Asset Management Inc.   Morgan Stanley Asset Management Inc.


/s/ J. David Germany                   /s/ Paul F. O'Brien
J. David Germany                       Paul F. O'Brien
Portfolio Manager                      Portfolio Manager
Morgan Stanley Asset Management Inc.   Morgan Stanley Asset Management Inc.

                                               Please see footnotes on page four

                            Portfolio of Investments

                                  May 31, 1998

===============================================================================================

Par
Amount
(000)         Description                           Coupon         Maturity        Market Value
-----------------------------------------------------------------------------------------------
United States Government & Government Agency Obligations 53.6%
$      569    Government National Mortgage Association
              Pools................................. 8.000%  11/15/00 to 12/15/25   $   591,882
     5,600    United States Treasury Bonds..........12.000         05/15/05           7,613,368
     3,800    United States Treasury Bonds.......... 8.125         08/15/19           4,809,356
       200    United States Treasury Bonds.......... 6.250         08/15/23             209,188
    20,900    United States Treasury Notes (a)...... 7.750         12/31/99          21,579,250
                                                                                    -----------
Total Long-Term Investments
  (Cost $34,116,678).............................................................    34,803,044
                                                                                    -----------
Short-Term Investments 46.1%
              United States Government & Government Agency Obligations 42.5%
     4,600    Federal Farm Credit Bank Discount Note
              (yielding 5.409%, 06/24/98 maturity)...............................     4,584,218

     4,000    Federal Home Loan Bank Discount Note
              (yielding 5.386%, 06/09/98 maturity)...............................     3,995,227

     9,000    Federal Home Loan Mortgage Corp. Discount Note
              (yielding 5.411%, 06/15/98 maturity) (a)...........................     8,981,275

    10,000    Federal National Mortgage Association Discount Note
              (yielding 5.406%, 06/09/98 maturity) (a)...........................     9,988,500
                                                                                    -----------
              Total United States Government & Government
              Agency Obligations.................................................    27,549,220

              Repurchase Agreement 3.6%
              State Street Bank and Trust ($2,350,000 par collateralized by U.S.
              Government obligations in a pooled cash account, dated 05/29/98,
              to be sold on 06/01/98 at $2,350,979)..............................     2,350,000
                                                                                    -----------
Total Short-Term Investments
  (Cost $29,899,220).............................................................    29,899,220
                                                                                    -----------
Total Investments 99.7%
  (Cost $64,015,898).............................................................    64,702,264

Other Assets in Excess of Liabilities 0.3%.......................................       186,319
                                                                                    -----------
Net Assets 100.0%................................................................   $64,888,583
                                                                                    ===========

(a) Assets segregated as collateral for forward purchase commitments.

                                       10      See Notes to Financial Statements

                      Statement of Assets and Liabilities

                                 May 31, 1998
================================================================================
Assets:
Total Investments (Cost $64,015,898).............................  $ 64,702,264
Receivables:
  Interest.......................................................       850,695
  Fund Shares Sold...............................................        67,439
Other............................................................        28,252
                                                                   ------------
    Total Assets.................................................    65,648,650
                                                                   ------------
Liabilities:
Payables:
  Income Distributions...........................................       127,959
  Distributor and Affiliates.....................................        89,970
  Fund Shares Repurchased........................................        59,572
  Investment Advisory Fee........................................        40,230
Forward Currency Contracts and Forward Commitments...............       226,364
Accrued Expenses.................................................       147,848
Trustees' Deferred Compensation and Retirement Plans.............        68,124
                                                                   ------------
    Total Liabilities............................................       760,067
                                                                   ------------
Net Assets.......................................................  $ 64,888,583
                                                                   ============
Net Assets Consist of:
Capital..........................................................  $102,647,317
Accumulated Undistributed Net Investment Income..................     1,126,836
Net Unrealized Appreciation......................................       438,434
Accumulated Net Realized Loss....................................   (39,324,004)
                                                                   ------------
Net Assets.......................................................  $ 64,888,583
                                                                   ============
Maximum Offering Price Per Share:
Class A Shares:
  Net asset value and redemption price per share
  (Based on net assets of $21,898,181 and 2,899,435
  shares of beneficial interest issued and outstanding)..........  $       7.55
  Maximum sales charge (4.75%* of offering price)................           .38
                                                                   ------------
  Maximum offering price to public...............................  $       7.93
                                                                   ============
Class B Shares:
  Net asset value and offering price per share
  (Based on net assets of $39,475,639 and 5,196,861
  shares of beneficial interest issued and outstanding)..........  $       7.60
                                                                   ============
Class C Shares:
  Net asset value and offering price per share
  (Based on net assets of $3,514,763 and 466,531 shares
  of beneficial interest issued and outstanding).................  $       7.53
                                                                   ============

* On sales of $100,000 or more, the sales charge will be reduced.


                                      11       See Notes to Financial Statements

                            Statement of Operations

                        For the Year Ended May 31, 1998
================================================================================
Investment Income:
Interest (Net of foreign withholding taxes of $35,968)...........  $  5,076,036
                                                                   ------------
Expenses:
Distribution (12b-1) and Service Fees (Attributed to
 Classes A, B and C of $56,251, $484,180 and $44,655,
 respectively)...................................................       585,086
Investment Advisory Fee..........................................       565,378
Shareholder Services.............................................       331,795
Custody..........................................................       128,870
Shareholder Reports..............................................       101,447
Legal............................................................        16,516
Trustees' Fees and Expenses......................................        11,644
Other............................................................       135,450
                                                                   ------------
    Total Expenses...............................................     1,876,186
                                                                   ------------
Net Investment Income............................................  $  3,199,850
                                                                   ============
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
  Investments....................................................  $    365,527
  Forward Commitments............................................     1,678,085
  Foreign Currency Transactions..................................       (16,360)
                                                                   ------------
Net Realized Gain................................................     2,027,252
                                                                   ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period........................................     1,613,248
                                                                   ------------
  End of the Period:
    Investments..................................................       686,366
    Forward Commitments..........................................      (247,932)
                                                                   ------------
                                                                        438,434
                                                                   ------------
Net Unrealized Depreciation During the Period....................    (1,174,814)
                                                                   ------------
Net Realized and Unrealized Gain.................................  $    852,438
                                                                   ============
Net Increase in Net Assets from Operations.......................  $  4,052,288
                                                                   ============


                                      12       See Notes to Financial Statements

                       Statement of Changes in Net Assets

                   For the Years Ended May 31, 1998 and 1997


============================================================================================
                                                                   Year Ended     Year Ended
                                                                 May 31, 1998   May 31, 1997
--------------------------------------------------------------------------------------------
From Investment Activities:
Operations:

Net Investment Income........................................   $  3,199,850   $  7,404,343

Net Realized Gain/Loss.......................................      2,027,252     (9,480,352)

Net Unrealized Appreciation/Depreciation
      During the Period......................................     (1,174,814)     5,119,861
                                                                ------------   ------------
Change in Net Assets from Operations.........................      4,052,288      3,043,852
                                                                ------------   ------------
Distributions from Net Investment Income.....................     (3,294,238)    (7,378,393)

Distributions in Excess of Net Investment Income.............     (1,178,795)           -0-
                                                                ------------   ------------
Distributions from and in Excess of Net Investment Income*...     (4,473,033)    (7,378,393)
                                                                ------------   ------------
Net Change in Net Assets from
      Investment Activities..................................       (420,745)    (4,334,541)
                                                                ------------   ------------
From Capital Transactions:
Proceeds from Shares Sold....................................     14,155,976      8,442,389

Net Asset Value of Shares Issued
      Through Dividend Reinvestment..........................      2,660,059      4,489,376

Cost of Shares Repurchased...................................    (39,710,065)   (63,966,605)
                                                                ------------   ------------
Net Change in Net Assets from
      Capital Transactions...................................    (22,894,030)   (51,034,840)
                                                                ------------   ------------
Total Decrease in Net Assets.................................    (23,314,775)   (55,369,381)

Net Assets:

Beginning of the Period......................................     88,203,358    143,572,739
                                                                ------------   ------------
End of the Period
      (Including accumulated undistributed net investment
      income of $1,126,836 and $94,388, respectively)........   $ 64,888,583   $ 88,203,358
                                                                ============   ============


                                                                   Year Ended     Year Ended
                                                                 May 31, 1998   May 31, 1997
--------------------------------------------------------------------------------------------
*Distributions from and in Excess of Net Investment Income:
  Class A Shares.............................................   $ (1,462,620)  $ (2,102,906)
  Class B Shares.............................................     (2,753,416)    (4,816,433)
  Class C Shares.............................................       (256,997)      (459,054)
                                                                ------------   ------------
                                                                $ (4,473,033)  $ (7,378,393)
                                                                ============   ============

                                       13      See Notes to Financial Statements

                             Financial Highlights

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

=================================================================================================
                                                                Year Ended May 31,
                                                  -----------------------------------------------
Class A Shares                                    1998(a)    1997(a)      1996      1995     1994
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period........  $7.604     $ 7.92    $  8.24   $ 8.26  $   9.01
                                                  ------     ------    -------   ------  --------
  Net Investment Income.........................    .352       .526        .56      .60       .78

  Net Realized and Unrealized Gain/Loss.........    .088      (.310)     (.328)   (.016)   (.5715)
                                                  ------     ------    -------   ------  --------
Total from Investment Operations................    .440       .216       .232     .584     .2085
                                                  ------     ------    -------   ------  --------
Less:
  Distributions from and in Excess of
    Net Investment Income.......................    .491       .532       .552     .604      .726

  Distributions from and in Excess of
    Net Realized Gain...........................     -0-        -0-        -0-      -0-     .2325
                                                  ------     ------    -------   ------  --------
Total Distributions.............................    .491       .532       .552     .604     .9585
                                                  ------     ------    -------   ------  --------
Net Asset Value, End of the Period..............  $7.553     $7.604    $  7.92   $ 8.24  $   8.26
                                                  ======     ======    =======   ======  ========
Total Return (b)................................    5.98%      2.65%      2.81%    7.52%     1.89%

Net Assets at End of the Period (In millions)...  $ 21.9     $ 25.7    $  36.4   $ 47.9  $   62.8

Ratio of Expenses to Average Net Assets (c).....    1.95%      1.57%      1.51%    1.42%     1.45%

Ratio of Net Investment Income to
  Average Net Assets (c)........................    4.69%      6.58%      6.66%    7.18%     8.12%

Portfolio Turnover..............................     276%       161%       239%     209%      236%

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the years ended through May 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

                                       14      See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
================================================================================

                                                              Year Ended May 31,
                                                 -----------------------------------------------
Class B Shares                                   1998(a)    1997(a)     1996     1995      1994
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.......  $7.645     $ 7.96     $ 8.28   $ 8.30   $  9.04
                                                 ------     ------     ------   ------   -------
  Net Investment Income........................    .299       .477        .49      .53       .69
  Net Realized and Unrealized Gain/Loss........    .083      (.320)     (.318)   (.006)   (.5435)
                                                 ------     ------     ------   ------   -------
Total from Investment Operations...............    .382       .157       .172     .524     .1465
                                                 ------     ------     ------   ------   -------
Less:
  Distributions from and in Excess of
    Net Investment Income......................    .431       .472       .492     .544      .654
  Distributions from and in Excess of
    Net Realized Gain..........................     -0-        -0-        -0-      -0-     .2325
                                                 ------     ------     ------   ------   -------
Total Distributions............................    .431       .472       .492     .544     .8865
                                                 ------     ------     ------   ------   -------
Net Asset Value, End of the Period.............  $7.596     $7.645     $ 7.96   $ 8.28   $  8.30
                                                 ======     ======     ======   ======   =======
Total Return (b)...............................    4.98%      2.00%      2.06%    6.69%     1.07%
Net Assets at End of the Period (In millions)..  $ 39.5     $ 56.9     $ 97.7   $123.4   $ 147.5
Ratio of Expenses to Average Net Assets (c)....    2.72%      2.33%      2.27%    2.18%     2.22%
Ratio of Net Investment Income to
 Average Net Assets (c)........................    3.91%      5.86%      5.91%    6.41%     7.30%
Portfolio Turnover.............................     276%       161%       239%     209%      236%


(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the years ended through May 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

                                      15       See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
================================================================================

                                                               Year Ended May 31,
                                                 ----------------------------------------------
Class C Shares                                   1998(a)    1997(a )    1996     1995     1994
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.......  $7.585     $ 7.91     $ 8.22   $ 8.25   $ 8.99
                                                 ------     ------     ------   ------   ------
  Net Investment Income........................    .293       .471        .46      .51      .63
  Net Realized and Unrealized Gain/Loss........    .087      (.324)     (.278)    .004   (.4835)
                                                 ------     ------     ------   ------   ------
Total from Investment Operations...............    .380       .147       .182     .514    .1465
                                                 ------     ------     ------   ------   ------
Less:
  Distributions from and in Excess of
    Net Investment Income......................    .431       .472       .492     .544     .654
  Distributions from and in Excess of
    Net Realized Gain..........................     -0-        -0-        -0-      -0-    .2325
                                                 ------     ------     ------   ------   ------
Total Distributions............................    .431       .472       .492     .544    .8865
                                                 ------     ------     ------   ------   ------
Net Asset Value, End of the Period.............  $7.534     $7.585     $ 7.91   $ 8.22   $ 8.25
                                                 ======     ======     ======   ======   ======
Total Return (b)...............................   5.02%      1.88%      2.20%    6.60%    1.19%
Net Assets at End of the Period (In millions)..  $  3.5     $  5.6     $  9.5   $ 18.5   $ 23.5
Ratio of Expenses to Average Net Assets (c)....   2.72%      2.33%      2.27%    2.18%    2.22%
Ratio of Net Investment Income to
  Average Net Assets (c).......................   3.90%      5.84%      5.91%    6.42%    7.13%
Portfolio Turnover.............................    276%       161%       239%     209%     236%

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the years ended through May 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

                                      16       See Notes to Financial Statements

                        Notes to Financial Statements

                                  May 31, 1998
================================================================================

1. Significant Accounting Policies

Van Kampen American Capital Global Government Securities Fund (the "Fund") is organized as a series of Van Kampen American Capital World Portfolio Series Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek total return through a managed balance of foreign and domestic debt securities. Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. The Fund commenced investment operations on November 15, 1991. The distribution of the Fund's Class C shares commenced on April 12, 1993.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation - Investments are stated at values using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

                                 May 31, 1998
================================================================================

C. Income and Expenses - Interest income is recorded on an accrual basis. The Fund accounts for discounts and premiums on the same basis as is used for federal income tax reporting. Accordingly, original issue discounts on debt securities purchased are amortized over the life of the security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

     Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. Currency Translation - Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Time. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

E. Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     At May 31, 1998, for federal income tax purposes, cost of long- and short-term investments is $64,020,822, the aggregate gross unrealized appreciation is $689,608, and the aggregate gross unrealized depreciation is $8,164, resulting in net unrealized appreciation of $681,444.

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At May 31, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $38,133,185, which expires between May 31, 2003 and May 31, 2006. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, wash sales, and the mark to market of open forward currency contracts at May 31, 1998.

F. Distribution of Income and Gains - The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign currencies. These realized gains and losses

                                  May 31, 1998
================================================================================

are included as net realized gains or losses for financial reporting purposes. Net realized gains, if any, are distributed annually.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1998 fiscal year have been identified and appropriately reclassified. Permanent book and tax basis differences relating to the recognition of net realized losses on paydowns of mortgage pool obligations totaling $4,981 and net realized gains on foreign currency transactions of $2,310,612 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

2. Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly. Investment advisory fees are calculated monthly, based on the average daily net assets of the Fund at the annual rate of .75%. The Adviser has entered into a subadvisory agreement with Morgan Stanley Asset Management Inc. (the "Subadviser"), who provides advisory services to the Fund and the Adviser with respect to the Fund's investments. The Adviser pays 50% of its investment advisory fee to the Subadviser.

     For the year ended May 31, 1998, the Fund recognized expenses of approximately $16,500, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the year ended May 31, 1998, the Fund recognized expenses of approximately $21,600 representing VKAC's cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended May 31, 1998, the Fund recognized expenses of approximately $220,400. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                                  May 31, 1998
================================================================================

3. Capital Transactions

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

  At May 31, 1998, capital aggregated $32,864,290, $62,712,562 and $7,070,465 for Classes A, B and C, respectively. For the year ended May 31, 1998, transactions were as follows:

                                                           Shares          Value
================================================================================
Sales:
  Class A...........................................      752,769   $  5,695,255
  Class B...........................................    1,071,748      8,110,111
  Class C...........................................       46,375        350,610
                                                       ----------   ------------
Total Sales.........................................    1,870,892   $ 14,155,976
                                                       ==========   ============
Dividend Reinvestment:
  Class A...........................................      122,857   $    929,454
  Class B...........................................      209,735      1,595,886
  Class C...........................................       17,848        134,719
                                                       ----------   ------------
Total Dividend Reinvestment.........................      350,440   $  2,660,059
                                                       ==========   ============
Repurchases:
  Class A...........................................   (1,350,521)  $(10,227,695)
  Class B...........................................   (3,525,942)   (26,883,122)
  Class C...........................................     (343,258)    (2,599,248)
                                                       ----------   ------------
Total Repurchases...................................   (5,219,721)  $(39,710,065)
                                                       ==========   ============

                                  May 31, 1998
================================================================================

     At May 31, 1997, capital aggregated $36,467,276, $79,889,687 and $9,184,384 for Classes A, B and C, respectively. For the year ended May 31, 1997, transactions were as follows:

                                                          Shares          Value
--------------------------------------------------------------------------------
Sales:
  Class A...........................................     415,170   $  3,285,624
  Class B...........................................     612,589      4,868,118
  Class C...........................................      36,431        288,647
                                                      ----------   ------------
Total Sales.........................................   1,064,190   $  8,442,389
                                                      ==========   ============

Dividend Reinvestment:
  Class A...........................................     169,671   $  1,338,753
  Class B...........................................     365,738      2,907,050
  Class C...........................................      30,907        243,573
                                                      ----------   ------------
Total Dividend Reinvestment.........................     566,316   $  4,489,376
                                                      ==========   ============

Repurchases:
  Class A...........................................  (1,805,879)  $(14,262,345)
  Class B...........................................  (5,798,718)   (45,573,947)
  Class C...........................................    (523,469)    (4,130,313)
                                                      ----------   ------------
Total Repurchases...................................  (8,128,066)  $(63,966,605)
                                                      ==========   ============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B and Class C shares will automatically convert to Class A shares after the eighth and tenth years, respectively. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                             Contingent Deferred
                                                                Sales Charge
                                                             -------------------
Year of Redemption                                           Class B     Class C
--------------------------------------------------------------------------------
First.......................................................  4.00%       1.00%
Second......................................................  4.00%        None
Third.......................................................  3.00%        None
Fourth......................................................  2.50%        None
Fifth.......................................................  1.50%        None
Sixth and Thereafter........................................   None        None

                                  May 31, 1998
===============================================================================

  For the year ended May 31, 1998, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $1,700 and CDSC on the redeemed shares of approximately $146,800. Sales charges do not represent expenses of the Fund.

4. Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and forward commitments, were $105,714,133 and $110,206,655, respectively.

5. Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

  The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency exposure, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward commitment. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward commitment.

  Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

A. Forward Purchase Commitments--The Fund trades certain securities under the terms of forward purchase commitments, whereby the settlement occurs at a specific future date. Forward purchase commitments are privately negotiated transactions between the Fund and dealers. While forward purchase commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. The forward purchase commitments are marked to market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation.

                                 May 31, 1998


=======================================================================================================

  The following forward purchase commitments were outstanding at May 31, 1998:
Par Amount
in Local                                                                                     Unrealized
Currency                                                         Settlement     Current   Appreciation/
(000)         Description                                              Date       Value    Depreciation
=======================================================================================================
    2,025-AU$ Australia (Commonwealth of),
              7.50%, 07/15/05 maturity .........................   07/30/98  $1,431,677        $ 22,429
    2,100-AU$ Australia (Commonwealth of),
              9.00%, 09/15/04 maturity..........................   08/13/98   1,573,350          23,072
    1,700-CA$ Canada (Government of),
              7.50%, 03/01/01 maturity..........................   08/13/98   1,229,790            (119)
      670-CA$ Canada (Government of),
              9.75%, 06/01/21 maturity..........................   08/13/98     704,272           7,516
    4,900-DKK Denmark (Kingdom of),
              8.00%, 03/15/06 maturity..........................   06/26/98     855,831           1,598
    9,700-DKK Denmark (Kingdom of),
              8.00%, 05/15/03 maturity..........................   08/13/98   1,617,741          15,223
    2,600-DEM Germany (Federal Republic of),
              6.25%, 01/04/24 maturity..........................   08/06/98   1,622,239          21,583
    5,100-DEM Germany Unity (Federal Republic),
              8.00%, 01/21/02 maturity..........................   08/06/98   3,183,024          17,865
    8,200-DEM Germany (Treuhandanstalt),
              7.50%, 09/09/04 maturity..........................   08/06/98   5,264,003          40,406
    3,000-DEM Germany Unity (Federal Republic),
              8.00%, 01/21/02 maturity..........................   08/13/98   1,871,091           7,366
    2,900-DEM Germany (Treuhandanstalt),
              7.00%, 11/25/99 maturity..........................   08/20/98   1,684,412           2,843
5,100,000-ITL Italy (Republic of),
              9.50%, 02/01/06 maturity..........................   08/13/98   3,700,646          35,912
   70,000-JPY Japan (Government of),
              5.50%, 03/20/02 maturity..........................   07/30/98     592,073           5,369
  340,000-JPY Japan (Government of),
              3.40%, 03/22/04 maturity..........................   08/13/98   2,764,685          36,619
  170,000-JPY Japan (Government of),
              5.50%, 03/20/02 maturity..........................   08/13/98   1,435,583           9,858
   21,000-SEK Sweden (Kingdom of),
              6.00%, 02/09/05 maturity..........................   08/13/98   2,832,752          42,533
   10,500-SEK Sweden (Kingdom of),
              13.00%, 06/15/01 maturity.........................   08/13/98   1,630,237          14,005
    2,800-GBP United Kingdom,
              7.75%, 09/08/06 maturity..........................   08/06/98   5,157,497          43,504
                                                                            -----------        --------
                                                                            $39,150,903        $347,582
                                                                            ===========        ========

                                  May 31, 1998
================================================================================

B. Closed but Unsettled Forward Commitments-In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transaction at the time the forward commitment is closed. However, settlement of both the purchase and sale is still scheduled to occur in the denominated foreign currency at a future date. The net difference in the amount of foreign currency on the trade is marked to market daily with any fluctuation included as a component of unrealized gain/loss on forwards.

     The following closed but unsettled forward transactions were outstanding at May 31, 1998:

                                                           Unrealized
                                                              Loss
                                       Local Currency        on Net
                                    --------------------    Currency    US$ Net
Description/Currency                Receivable   Payable   Difference  Receivable
=================================================================================
Ireland (Republic of) - Pound
 (1,000,000 par, 8.00%, 08/18/06).. 1,264,222  1,252,142      $4,493     $17,075
                                                              ======     =======

                                  May 31, 1998

================================================================================

C. Forward Currency Contracts--A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

  The following forward currency contracts were outstanding as of May 31, 1998:

                                                                   Unrealized
                                                     Current    Appreciation/
Description                                            Value     Depreciation
================================================================================
Long Contracts
Australian Dollar,
 1,000,000 expiring 07/21/98.................... $   626,888      $ (27,012)
Canadian Dollar,
 3,800,000 expiring 07/17/98....................   2,610,822        (48,566)
 1,100,000 expiring 07/17/98....................     755,764         (9,107)
German Mark,
 4,950,000 expiring 07/13/98....................   2,781,474          7,277
 6,900,000 expiring 07/13/98....................   3,877,206        (37,243)
 14,500,000 expiring 07/13/98...................   8,147,752        (30,477)
 3,855,422 expiring 07/15/98....................   2,166,671          3,195
 865,200 expiring 07/17/98......................     486,282          2,024
Danish Krone,
 7,200,000 expiring 07/22/98....................   1,061,484          3,361
 10,200,000 expiring 07/22/98...................   1,503,769         (5,107)
Spanish Peseta,
 75,000,000 expiring 07/14/98...................     495,675          1,604
British Pound Sterling,
 4,106,000 expiring 07/17/98....................   6,690,391       (154,311)
Italian Lira,
 6,952,000,000 expiring 07/20/98................   3,956,348         19,122
Japanese Yen,
 220,000,000 expiring 07/16/98..................   1,599,510        (71,334)
 525,000,000 expiring 07/16/98..................   3,817,012       (130,356)
Swedish Krona,
  25,730,000 expiring 07/14/98..................   3,287,738       (107,348)
                                                  ----------       --------
  Total Long Contracts..........................  43,864,786       (584,278)
                                                  ----------       --------

                                 May 31, 1998

=====================================================================
                                                           Unrealized
                                               Current  Appreciation/
Description                                      Value   Depreciation
---------------------------------------------------------------------
Forward Currency Contracts (Continued)
Short Contracts
Swiss Franc,
  3,200,000 expiring 07/15/98.............  $2,170,937        $(7,461)
German Mark,
  4,745,000 expiring 07/13/98.............   2,666,282          8,766
Spanish Peseta,
  75,000,000 expiring 07/14/98............     495,675            357
British Pound Sterling,
  300,000 expiring 07/17/98...............     488,825         (4,567)
  750,000 expiring 07/17/98...............   1,222,064         (3,314)
  200,000 expiring 07/17/98...............     325,884           (524)
                                            ----------      ---------
  Total Short Contracts...................  $7,369,667         (6,743)
                                            ----------      ---------
                                                            $(591,021)
                                                            =========


6. Distribution and Service Plans

     The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% for Class A and 1.00% each for Class B and Class C shares are accrued daily. Included in these fees for the year ended May 31, 1998, are payments retained by VKAC of approximately $373,326.

                       Report of Independent Accountants


To the Shareholders and Board of Trustees of Van Kampen American Capital Global Government Securities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Global Government Securities Fund (the "Fund"), a series of Van Kampen American Capital World Portfolio Series Trust, at May 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.




PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
July 10, 1998

               Funds Distributed by Van Kampen American Capital

EQUITY FUNDS
Domestic
  MS Aggressive Equity
  VKAC Aggressive Growth
  MS American Value
  VKAC Comstock
  VKAC Emerging Growth
  VKAC Enterprise
  VKAC Equity Income
  VK Equity Growth
  VKAC Growth
  VKAC Growth and Income
  VKAC Harbor
  VKAC Pace
  VKAC Real Estate Securities
  MS U.S. Real Estate
  VKAC Utility
  MS Value

International/Global
  MS Asian Growth
  MS Emerging Markets
  MS Global Equity
  MS Global Equity Allocation
  VKAC Global Managed Assets
  MS Latin American

FIXED-INCOME FUNDS
Income
  VKAC Corporate Bond
  VKAC Global Government Securities
  VKAC Government Securities
  VKAC High Income Corporate Bond
  MS High Yield
  VKAC High Yield
  VKAC Limited Maturity Government
  VKAC Short-Term Global Income
  VKAC Strategic Income
  VKAC U.S. Government
  VKAC U.S. Government Trust for Income
  MS Worldwide High Income

Tax Exempt Income
  VKAC California Insured Tax Free
  VKAC Florida Insured Tax Free Income
  VKAC High Yield Municipal
  VKAC Insured Tax Free Income
  VKAC Intermediate Term
       Municipal Income
  VKAC Municipal Income
  VKAC New York Tax Free Income
  VKAC Pennsylvania Tax Free Income
  VKAC Tax Free High Income

Capital Preservation
  VKAC Prime Rate Income Trust
  VKAC Reserve
  VKAC Senior Floating Rate
  VKAC Tax Free Money

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

 .  visit our web site at www.vkac.com--to view prospectuses, select Investors'
   Place, then Download a Prospectus

 .  call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time
   (Telecommunications Device for the Deaf users, call 1-800-421-2833)

 .  e-mail us by visiting www.vkac.com and selecting Investors' Place

         Van Kampen American Capital Global Government Securities Fund

Board of Trustees

J. Miles Branagan
Richard M. DeMartini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Don G. Powell*
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen*--Chairman

Officers
Dennis J. McDonnell*
 President
Ronald A. Nyberg*
 Vice President and Secretary
Edward C. Wood, III*
 Vice President and Chief Financial Officer
Curtis W. Morell*
 Vice President and Chief Accounting Officer
John L. Sullivan*
 Treasurer
Tanya M. Loden*
 Controller
Peter W. Hegel*
Paul R. Wolkenberg*
 Vice Presidents

Investment Adviser
Van Kampen American Capital
Asset Management, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Investment Subadviser
Morgan Stanley Asset
Management, Inc.
1585 Broadway
New York, New York 10036

Distributor
Van Kampen American Capital
Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent
ACCESS Investor
Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian
State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants
PricewaterhouseCoopers LLP
200 E. Randolph Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)   Van Kampen American Capital Distributors, Inc., 1998
      All rights reserved.

/SM/  denotes a service mark of Van Kampen American Capital Distributors, Inc.


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After September 30, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                                                             -----------------
                                                                Bulk Rate
                                                               U.S. Postage
                                                                   PAID
                                                                VAN KAMPEN
                                                             AMERICAN CAPITAL
                                                             -----------------


Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181